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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 15, 2004
                                                         ------------------


                             R. G. BARRY CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

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

      Ohio                                 1-8769                  31-4362899
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(State or other                       (Commission File             (IRS Employer
jurisdiction of                            Number)               Identification No.)
incorporation)
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               13405 Yarmouth Road N.W., Pickerington, Ohio 43147
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (614) 864-6400
              (Registrant's telephone number, including area code)

                                 Not Applicable
                       ----------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                       1

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SECTION 2 - FINANCIAL INFORMATION

Item 2.02         Results of Operations and Financial Condition
---------         ---------------------------------------------

         On November 15, 2004, R. G. Barry Corporation issued a news release reporting its operating results for the third quarter and the nine months ended October 2, 2004. A copy of the news release is attached as
         Exhibit 99 hereto.



SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01         Financial Statements and Exhibits
---------         ---------------------------------

         (a)      Financial statements of business acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Exhibits.

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                  Exhibit No.     Description
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
                       99 News Release issued by R. G. Barry Corporation on November 15, 2004
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   R. G. BARRY CORPORATION


November 15, 2004                  By:      /s/ Daniel D. Viren
                                      ------------------------------------
                                      Daniel D. Viren
                                      Senior Vice President - Finance, Chief
                                      Financial Officer, Secretary and Treasurer


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                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                             Dated November 15, 2004

                             R. G. Barry Corporation



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         Exhibit No.          Description
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
               99 News Release issued by R. G. Barry Corporation on November 15, 2004
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